                                                                                        Exhibit 10.1

AMENDMENT NO. 2 TO THE

ALLTEL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

 WHEREAS, Alltel corporation (“Alltel”) maintains the Alltel Corporation Supplemental Executive Retirement Plan (the “Plan”); and

          WHEREAS, Alltel desires to amend the Plan to change the vesting date of Francis X. Frantz and Jeffery R. Gardner and to provide for a single lump sum payment of these participants’ retirement benefit.

 NOW, THEREFORE, BE IT RESOLVED, that, effective as of December 8, 2005, the Plan is hereby amended in the following respects:

1.     Section 2.01 (ee) is amended by the addition of the following sentence to the end thereof:

“Nothwithstanding anything contained in Section 3.07 of the Plan to the contrary and only with respect to Francis X. Frantz and Jeffery R. Gardner, the Special Early Retirement Date with respect to each of Francis X. Frantz and Jeffery R. Gardner shall be the earlier to occur of the Distribution Date (as defined in the distribution Agreement by and between Alltel and Alltel Holding Corp., dated as of December 8, 2005) or January 1, 2007.”

2.     Section 3.04 of the Plan is amended by the addition of the following sentence to the end thereof:

“Notwithstanding anything contained in this Section 3.04 to the contrary, and only with respect to Francis X. Frantz and Jeffery R. Gardner, the retirement benefit payable to Francis X. Frantz and Jeffery R. Gardner under the Plan shall be paid in the form of a single lump sum payment (based on the actuarial assumptions set forth in Exhibit A, attached hereto) within 10 days of their Retirement (or such later date as required under Section 409A of the Code). ”

IN WITNESS WHEREOF, this Amendment has been executed as of this 29th day of December, 2005.

ALLTEL CORPORATION

By: /s/ Sharilyn S. Gasaway
Title: Controller

EXHIBIT A

Alltel Corporation - Executive Retirement Benefits

Assumptions

Rate of Compensation Increases	5.0%
Employer Profit-Sharing Contribution Rate before 1/1/06	4.0%
Employee Profit-Sharing Contribution Rate after 12/31/05	6.0%
Investment Earnings	6.0%
30-year Treasury Rate (for conversion of Profit-Sharing to annuity values	4.5%
Lump Sum Interest Rate (SERP benefit only)	6.0%
Lump Sum Mortality Table	GAM-94-M
2005 Social Security Wage Base	$90,000
Future Increase for Social Security Wage Base	3.0%
Normal Form of Payment (SERP benefit only)	50% joint and survivor annuity
Spouse’s Age	Wives are assumed to be three years younger than their husbands